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                                                                    Exhibit 32.1

                         RECKSON ASSOCIATES REALTY CORP.
    CERTIFICATION OF SCOTT H. RECHLER, CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE
                    OFFICER AND PRESIDENT OF THE REGISTRANT,
                            PURSUANT TO SECTION 1350
               OF CHAPTER 63 OF TITLE 18 OF THE UNITED STATES CODE


I, Scott H. Rechler, Chairman of the Board, Chief Executive Officer and President of Reckson Associates Realty Corp. (the "Company"), certify pursuant to section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1) The Annual Report on Form 10-K of the Company for the annual period ended December 31, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  March 7, 2006
                                  By   /s/ Scott H. Rechler
                                  ----------------------------------------------
                                           Scott H. Rechler
                                           Chairman of the Board,
                                           Chief Executive Officer and President

A signed original of this written statement required by section 906 has been provided to Reckson Associates Realty Corp. and will be furnished to the Securities and Exchange Commission or its staff upon request.